THE NOTE REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE; AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, THE REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

                              --------------------


                                CONVERTIBLE NOTE
                              DUE OCTOBER 30, 1998

 ______, 1997                                                         $______


         GREENMAN TECHNOLOGIES, INC., a Delaware corporation (hereinafter called the "Issuer"), for value received, hereby promises to pay to the Holder (as defined below) on October 30, 1998 the principal amount of $______ in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts, at the principal office of the Issuer. Interest on the principal amount of this Note shall be paid at the rate of ten percent (10%) per annum accrued during the period that the principal amount of this Note is outstanding, payable at the option of the Company in cash, by check, or in shares of Common Stock of the Company using the Conversion Price set forth in Section 3 hereof, quarterly on the first day of June, September, December and March, commencing on December 1, 1997.

         This Note is issued by the Company pursuant to a Purchase Agreement (as defined below) dated of even date herewith, between the Company and the Payee, a copy of which agreement is available for inspection at the Company's principal office. Notwithstanding any provision to the contrary contained herein, this
Note is subject and entitled to certain terms, conditions, covenants and agreements contained in the Purchase Agreement. Any transferee or transferees of the Note, by their acceptance hereof, assume the obligations of the Payee in the Purchase Agreement with respect to the conditions and procedures for transfer of the Note. Reference to the Purchase Agreement shall in no way impair the absolute and unconditional obligation of the Company to pay both principal and interest hereon as provided herein.

                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.1 Definitions. The terms defined in this Article whenever used in this Note shall have the respective meanings hereinafter specified.

                  (a) "Additional Capital Shares" shall have the meaning set forth in Section 3. l(c).

                  (b) "Business Day" shall mean a day other than Saturday, Sunday or any day on which banks located in the state of New York are authorized or obligated to close.

                  (c) "Capital Shares" shall mean the Common Shares and any other shares of any other class of common stock, whether now or hereafter authorized, which have the right to participate in the distribution of earnings and assets of the Issuer.

                  (d) "Closing Date" shall mean _______, 1997.

                  (e) "Common Shares" shall mean shares of the common stock, par value $.01, of the Issuer.

                  (f) "Conversion Date" shall mean any day on which all or some part of the principal amount of this Note is converted into Note Shares in accordance with the terms of this Note, provided that a Conversion Date must be a Business Day.

                  (g)  "Conversion  Notice"  shall have the meaning set forth in
Section 3.2.

                  (h)  "Conversion  Price"  shall have the  meaning set forth in
Section 3.1.

                  (i)  "Conversion  Ratio"  shall have the  meaning set forth in
Section 3.1.

                  (j) "Current Market Price" per Common Share on any date herein specified shall be deemed to be the last trade price on such day on the National Association of Securities Dealers Automated Quotations Small Capitalization system ("NASDAQ").

                  (k) "Default Interest Rate" shall be equal to 14% per annum.

                  (1) "Event of  Default"  shall have the  meaning  set forth in
Section 6.1.

                  (m) "Holder" shall mean________________ or any person to which this Note is subsequently transferred in accordance with the terms provided herein.

                  (n) "Issuer" shall mean GREENMAN TECHNOLOGIES, INC., a Delaware corporation, and any successor corporation by merger, consolidation, sale or exchange of all or substantially all of the Issuer's assets, or otherwise.

                  (o) "Market Disruption Event" shall mean any event that results in a material suspension or limitation of trading of Common Shares on the NASDAQ (or, if the Common Shares are not listed for trading on the NASDAQ, the principal trading market for the Common Shares as determined by the Holder in its reasonable discretion).

                  (p) "Maximum Rate" shall have the meaning set forth in Section 6.3.

                  (q) "Note" shall mean this Convertible Note or such other Convertible Note or Notes exchanged therefor as provided in Section 2.1.

                  (r) "Notes" shall mean the Convertible Note issued pursuant to the Purchase Agreement and such other Convertible Note or Notes exchanged therefor as provided in Section 2.1.

                  (s) "Note Shares" when used with reference to the securities issuable upon conversion of this Note, shall mean all Common Shares now or hereafter Outstanding and securities of any other class into which the Note Shares shall hereafter have been changed, whether now or hereafter created.

                  (t) "Outstanding" when used with reference to Common Shares or Capital Shares (collectively, "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Issuer or any Subsidiary.

                  (u) "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  (v)  "Purchase   Agreement"  means  the  Securities   Purchase
Agreement, dated May 30, 1997, between the Issuer and _______________.

                  (w) "SEC" shall mean the United States Securities and Exchange Commission.

                  (x) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

                  (y) "Subsidiary" shall mean any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Issuer.

                  (z) "Trading Day" shall mean any day on which trades of securities listed thereon are reported by the NASDAQ (or, if the Common Shares are not listed for trading on the NASDAQ, the principal trading market for the Common Shares) and on which no Market Disruption Event has occurred.

                  (aa)  "Valuation  Event"  shall have the  meaning set forth in
Section 3.1.

                  (bb)  "Valuation  Period"  shall have the meaning set forth in
Section 3.1. All references to "cash" or "$" herein shall mean currency of the United States of America.

                  (cc) "Warrant" shall mean the Common Stock Purchase Warrant issued pursuant to the Purchase Agreement and any other Common Stock Purchase Warrant exchanged therefor.

                                    ARTICLE 2
                       EXCHANGES AND TRANSFER; REDEMPTION

         SECTION 2.1 Exchange and Registration of Transfer of Notes. The Holder may, at its option, surrender this Note at the office of the Issuer and receive in exchange therefor a Note or Notes, each in the denomination of $10,000.00 or an integral multiple of $10,000.00 in excess thereof, dated as of the date of this Note, and, subject to Section 4.1, payable to such Person, or order, as may be designated by such Holder. The aggregate principal amount of such Note or Notes exchanged in accordance with this Section 2.1 shall equal the aggregate unpaid principal amount of this Note as of the date of such surrender; provided, however, that upon such exchange there shall be filed with the Issuer the name and address for all purposes hereof of the Holder or Holders of the Note or Notes delivered in such exchange. This Note, when presented for registration of transfer or for exchange, conversion or payment, shall (if so required by the Issuer) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Issuer duly executed by, the Holder or its attorney duly authorized in writing.

         SECTION 2.2 Loss, Theft, or Destruction of Note. Upon receipt of evidence satisfactory to the Issuer of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Issuer, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Note, a new Note of like tenor and unpaid principal amount dated as of the date hereof. This Note shall be held and owned upon the express condition that the provisions of this Section 2.2 are exclusive with respect to the replacement of a mutilated, destroyed, lost or stolen Note and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.

         SECTION 2.3 Who Deemed Absolute Owner. The Issuer may deem the person in whose name this Note shall be registered upon the registry books of the Issuer to be, and may treat it as, the absolute owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of or on account of the principal of this Note, for the conversion of this Note and for all other purposes, and the Issuer shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid or the conversion so made.


                                    ARTICLE 3
                               CONVERSION OF NOTE

         SECTION 3.1 Conversion; Conversion Price. At the option of the Holder, at any time commencing one hundred and twenty (120) days following the date of issuance of this Note until this Note is paid in full, this Note may be converted, either in whole or in part up to the principal amount hereof (or in case some portion of this Note shall have been called for redemption prior to such date, then at the portion that is not so called), at the conversion price the ("Conversion Price") equal to seventy percent (70%) (the "Conversion Ratio") of the average closing bid price of the Common Stock on the five Trading Days immediately preceding the relevant Conversion Date (the "Valuation Period"), (but in no event shall such amount be in excess of seventy percent (70%) of the average closing bid price of the Common Stock on the five Trading Days immediately preceding the issuance date of this Note).

         SECTION 3.2 Exercise of Conversion Privilege. In order to exercise the conversion privilege, either in whole or in part, the Holder shall surrender this Note to the Issuer during usual business hours at its principal office and shall give written notice to the Issuer in the form attached hereto in Annex I (the "Conversion Notice") at said office that the Holder elects to convert this Note. The Holder may exercise its right to convert this Note by telecopying an executed and completed Conversion Notice. The Issuer shall convert the Note and issue the Note Shares effective as of the time requested by the Holder in the Conversion Notice so long as such time is after the date on which the Conversion Notice is given. The Conversion Notice shall also state the name or names (with address) of the persons who are to become the holders of the Note Shares in connection with such conversion. Upon surrender for conversion, this Note shall be accompanied by a proper assignment hereof to the Issuer or in blank. As promptly as practicable after the receipt of the original Conversion Notice and this Note as aforesaid, but in any event no more than three (3) Business Days after the Issuer's receipt of such Conversion Notice and this Note, the Issuer shall (i) issue the Note Shares issuable upon such conversion in accordance with the provisions of this Article 3, and (ii) deliver to the Holder (X) a certificate or certificate(s) representing the number of Note Shares to which the Holder is entitled by virtue of such conversion, and (Y) cash, as provided in Section 3.3, in respect of any fraction of a Note Share issuable upon such conversion. Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates so long as this Note shall have been surrendered as aforesaid at such time, and at such time the rights of the Holder as holder of this Note shall cease and the person and persons in whose name or names the Note Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Note Shares represented thereby. The Conversion Notice shall constitute a contract between the Holder and the Issuer, whereby the Holder shall be deemed to subscribe for the number of Note Shares that it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 3.4), to surrender this Note and to release the Issuer from all liability thereon.

         SECTION 3.3 Fractional Shares. No fractional Note Shares or scrip representing fractional Note Shares shall be issued upon conversion of this Note. Instead of any fractional Note Shares that would otherwise be issuable upon conversion of this Note, the Issuer shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the greater of the Current Market Price per Common Share at the close of business on the Business Day that next precedes the day of conversion or the Conversion Price in effect at the time of conversion. No payment or adjustment shall be made upon any conversion on account of any distribution on the Note Shares issued upon such conversion.

         SECTION 3.4 Reclassification, Consolidation, Merger or Mandatory Share Exchange. At any time while this Note remains outstanding and unexpired, in case of any reclassification or change of Outstanding Common Shares issuable upon conversion of this Note (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon conversion of this Note) or in case of any consolidation, merger or mandatory share exchange of the Issuer with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Issuer is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of Outstanding Common Shares upon conversion of this
Note), or in the case of any sale or transfer to another corporation of the property of the Issuer as an entirety or substantially as an entirety, the Issuer, or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefore, execute a new Note providing that the Holder shall have the right to convert such new Note (upon terms and conditions not less favorable to the Holder than those then applicable to this Note) and to receive upon such exercise, in lieu of each Common Share theretofore issuable upon conversion of this Note, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, sale or transfer by the holder of one Common Share issuable upon conversion of this Note had this Note been converted immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer. The provisions of this Section 3.4 shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.


                                    ARTICLE 4
                        STATUS; RESTRICTIONS ON TRANSFER

         SECTION 4.1 Status of Note. Subject to Section 4.2 below, this Note is a direct, general and unconditional obligation of the Issuer ranking pari passu with all other unsecured indebtedness of the Issuer, and constitutes a valid and legally binding obligation of the Issuer, enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general principals of equity.

         SECTION 4.2 Restrictions on Transfer. This Note, and any Note Shares issued according to the terms hereof, have not been and will not be registered under the United States Securities Act. This Note and any Note Shares may not be offered or sold, directly or indirectly, except pursuant to registration under the Act, an available exemption therefrom, or pursuant to Regulation S.

                                    ARTICLE 5
                                    COVENANTS

         The Issuer covenants and agrees that so long as this Note shall be outstanding:

         SECTION 5.1 Payment of Note. The Issuer will punctually, according to the terms hereof, (a) pay or cause to be paid the principal of this Note and (b) issue Note Shares upon conversion.

         SECTION 5.2 Notice of Default. If any one or more events occur that constitute or, with the giving of notice or the lapse of time or both, would constitute an Event of Default or if the Holder shall demand payment or take any other action permitted upon the occurrence of any such Event of Default, the Issuer will forthwith give notice to the Holder, specifying the nature and status of the Event of Default or other event or of such demand or action, as the case may be.

         SECTION 5.3 Sufficient Authorized Common Shares. (a) So long as the Current Market Price of the Common Shares is greater than or equal to ninety percent (90%) of the Current Market Price on the date hereof, the Issuer shall at all times have authorized and reserved for issuance, free from preemptive rights, a sufficient number of Common Shares to yield a number of Note Shares sufficient to satisfy the conversion rights of the Purchaser pursuant to the terms and conditions hereof; and

                  (b) at any time when the Current Market Price of the Common Shares is less than ninety percent (90%) of such Current Market Price on the date hereof, the Issuer shall continue to reserve the number of shares of Common Stock required by clause (a) above and in addition (including, without limitation, by authorizing increases in its capital) to have at all times authorized and reserved for issuance, free from preemptive rights, a sufficient number of Common Shares that will yield a number of Note Shares sufficient to satisfy the conversion rights of the Purchaser pursuant to the terms and conditions hereof and required by the drop in the market price of the Common Stock below ninety percent (90%) of such market price on the date hereof.

         SECTION 5.4 Insurance. The Issuer will carry and maintain in full force and effect at all times with insurers the Issuer reasonably believes to be financially sound and reputable such insurance in such amounts as is customary in the respective industries of the Issuer and its Subsidiaries.

         SECTION 5.5 Payment of Obligations. The Issuer will pay and discharge at or before maturity, all its respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and will maintain in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

         SECTION 5.6 Compliance with Laws. The Issuer will comply in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

         SECTION 5.7 Inspection of Property, Books and Records. The Issuer will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities and will permit representatives of the Holder at the Holder's expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and records and to discuss its respective affairs, finances and accounts with its respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

                                    ARTICLE 6
                                    REMEDIES

         SECTION 6.1 Events of Default. "Event of Default" wherever used herein means any one of the following events:

                  (a) default in the due and punctual payment of the principal of on, or any other amount owing in respect of, this Note when and as the same shall become due and payable, and continuance of such default for a period of thirty (30) calendar days; or

                  (b)  substantial  failure in the  performance or observance of
Section 5.5 of this Note and the continuance of such default for a period of thirty (30) calendar days; or

                  (c) default in the performance or observance of any covenant or agreement of the Issuer in this Note (other than a covenant or agreement a default in the performance of which is specifically provided for elsewhere in this Section), and the continuance of such default for a period of thirty (30) calendar days after there has been given to the Issuer by a Holder a written notice specifying such default and requiring it to be remedied; or

                  (d) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Issuer or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Bankruptcy Code or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of thirty (30) calendar days; or

                  (e) the institution by the Issuer or any Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or

                  (f) the Issuer shall fail to issue and deliver the Note Shares within three (3) Business Days of its receipt of the original Note and the original Conversion Notice in accordance with Section 3.2; or

                  (g) any principal of other indebtedness of the Issuer or any Subsidiary, exceeding $500,000 is not repaid on its original maturity date or becomes due and payable by reason of default before its original maturity date; or

                  (h) (i) the Issuer or any Subsidiary is unable to pay its debts as they fall due, stops, suspends, or threatens in writing to stop or suspend payment of all or any material part of its debts (other than debts contested in good faith by appropriate proceedings), begins negotiations or takes any proceeding or other step with a view to readjustment, rescheduling or deferral of all of its indebtedness (or any material part thereof) that it will or might otherwise be unable to pay when due or seeks the appointment of a statutory manager or proposes in writing or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or any group or class thereof or a moratorium or statutory management is agreed or declared in respect of or affecting all or any material part of the indebtedness of the Issuer or any of its wholly owned subsidiaries, or (ii) the Issuer ceases or threatens in writing to cease to carry on all or any material part of the business carried on by the Issuer and its Subsidiaries taken as a whole and as a result of such cessation or threat of cessation, the Issuer will not be able to perform or comply with its payment obligations under this Note; or

                  (i) on or after the date hereof, a final judgment or final judgments for the payment of money shall have been entered by any court or courts of competent jurisdiction against the Issuer and remains undischarged for a period (during which execution shall be effectively stayed) of thirty (30) days, provided that the aggregate amount of all such judgments at any time outstanding (to the extent not paid or to be paid, as evidenced by a written communication to that effect from the applicable insurer, by insurance) exceeds $500,000; or

                  (j) it becomes unlawful for the Issuer to perform or comply with its obligations under this Note, the Purchase Agreement, or the Warrant.

         SECTION 6.2 Acceleration of Maturity; Rescission and Annulment. If an Event of Default occurs and is continuing, then and in every such case any Holder may declare the principal of this Note to be due and payable immediately, by a notice in writing to the Issuer, and upon any such declaration the principal of this Note shall become immediately due and payable.

         SECTION 6.3  Default Interest Rate.

                  (a) If any portion of the principal of the Note shall not be paid when due (whether at the stated maturity, by acceleration or otherwise) such principal of the Note that is due and owing but not paid shall, without limiting the Holder's rights under this Note or under the Purchase Agreement, bear interest at the Default Interest Rate until paid in full.

                  (b)  Notwithstanding   anything  herein  or  in  the  Purchase
Agreement to the contrary, if at any time the applicable interest rate as provided for herein shall exceed the maximum lawful rate which may be contracted for, charged, taken or received by the Lender in accordance with applicable laws of the State of New York (the "Maximum Rate"), the rate of interest applicable to the Note shall be limited to the Maximum Rate.

         SECTION 6.4 Remedies Not Waived. No course of dealing between the Issuer and the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder.

                                    ARTICLE 7
                                  MISCELLANEOUS

         SECTION 7.1  Register.

         (a) The Issuer shall keep at its principal office a register in which the Issuer shall provide for the registration of this Note. Upon any transfer of this Note in accordance with Article 2 and 4 hereof, the Issuer shall register such transfer on the Note register.

         (b) The Issuer may deem the person in whose name this Note shall be registered upon the registry books of the Issuer to be, and may treat it as, the absolute owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of principal of this Note, for the conversion of this Note and for all other purposes, and the Issuer shall not be affected by any notice to the contrary. All such payments and such conversions shall be valid and effective to satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid or the conversion or conversions so made.

         SECTION 7.2 Withholding. To the extent required by applicable law, the Issuer may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Issuer from any payments made pursuant to this Note.

         SECTION 7.3 Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES). WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS NOTE, THE ISSUER IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. SUBJECT TO APPLICABLE LAW, THE ISSUER AGREES THAT FINAL JUDGMENT AGAINST IT IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION WITHIN OR OUTSIDE THE UNITED STATES BY SUIT ON THE JUDGMENT, A CERTIFIED COPY OF WHICH JUDGMENT SHALL BE CONCLUSIVE EVIDENCE THEREOF AND THE AMOUNT OF ITS INDEBTEDNESS, OR BY SUCH OTHER MEANS PROVIDED BY LAW.

         SECTION 7.4 Headings. The headings of the Articles and Sections of this Note are inserted for convenience only and do not constitute a part of this Note.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, on the date of this Note.

                                         GREENMAN TECHNOLOGIES, INC.


                                         By:
                                            ---------------------------
                                         Name: Maurice E. Needham
                                         Title: Chief Executive Officer

Attest

By:
   ------------------------
Name: Cynthia M. Barker
Title: Assistant Secretary
[Corporate Seal]

                               ANNEX I TO THE NOTE
                           [FORM OF CONVERSION NOTICE]

TO _____________________:

         The undersigned owner of the Convertible Note, dated ______, 1997, issued by GREENMAN TECHNOLOGIES, INC. (the "Note") hereby irrevocably exercises the option to convert $______________ of the principal amount of the Note into Common Shares, par value $.01, of GREENMAN TECHNOLOGIES, INC. (the "Note Shares"), in accordance with the terms of the Note. The undersigned directs that the Note Shares issuable and certificates therefor (to the extent that certificates evidencing Common Shares are then being issued by GREENMAN TECHNOLOGIES, INC. deliverable upon the conversion, together with any check in payment for fractional Note Shares, be issued in the name of and delivered, if appropriate, to the undersigned unless a different name has been indicated below.


Dated:_______________                         ________________________________
                                                          Signature


Fill in for registration of Note Shares:
                                        -------------

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Please print name and address
(including zip code number)


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